                                 LOAN AGREEMENT


        AGREEMENT entered as of ___________________, 2006, between ALL AMERICAN PLAZAS, INC. ("All American"), ST. JOHN'S REALTY CORPORATION ("St. John's") (collectively, "Borrowers"), and LILAC VENTURES MASTER FUND, LTD., AND THE ADDITIONAL PARTIES IDENTIFIED ON THE SIGNATURE PAGES OF THIS AGREEMENT ("Lenders").

RECITALS:

        A. Borrowers and Lenders have entered into a Securities Purchase Agreement of approximately this date, under which the Borrowers will issue secured debentures to the Lenders, of approximately this date, in an aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

        B. The Lenders have requested and the Borrowers have agreed to deliver additional security for its payment and performance obligations under the Securities Purchase Agreement and the secured debentures, including mortgages and other interests in real estate owned by St. John's in Plymouth and Groton, New Hampshire.

        C. This Agreement sets forth the additional obligations and rights of the parties relating to that real estate, and constitutes additional provisions of the Securities Purchase Agreement.

        NOW, THEREFORE, for consideration paid, the parties agree that:

1.      DEFINITIONS.

        Each reference in this Agreement to the following terms shall be deemed to have the following meanings:

        ALL AMERICAN: All American Plazas, Inc., a Pennsylvania corporation.

        COLLATERAL: The assets that secure the obligations of the Borrowers.

        DEBENTURES: The Secured Debentures issued by the Borrowers to the Lenders of approximately this date in the aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

        ENVIRONMENTAL LAWS: Any and all federal, state, and municipal laws, whether now in force, or as amended or enacted in the future, pertaining to health or the environment, including, without limitation, the New Hampshire statutes pertaining to underground storage facilities, RSA Chapter 146-C; the New Hampshire statutes pertaining to the oil discharge and disposal cleanup fund, RSA Chapter 146-D; the New Hampshire Hazardous Waste Management Act, RSA Chapter 147-A; the New Hampshire Hazardous Waste Clean Up Fund Act, RSA Chapter 147-B; the New Hampshire Worker's Right to Know Act, RSA Chapter 277-A; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq.; and the regulations adopted pursuant to those laws.

        HAZARDOUS MATERIALS: Any substance defined as a "hazardous substance," "hazardous material," or "hazardous waste" in the Environmental Laws, and any other substance or compound prohibited or regulated under the Environmental Laws.

        IMPROVEMENTS: Any additions to a development of any of the Real Estate for which any Borrower has applied for or received approvals from governmental entities or that Borrowers have represented to Lenders as projected development of the Real Estate, including without limitation construction of roads, utilities, and dwellings.

        INCIPIENT DEFAULT: Any event which with notice or lapse of time, or both, would become an event of default.

        LOAN: The advance of funds by the Lenders for purchase of the Debentures, and the repayment obligation of the Borrowers, as described in the Securities Purchase Agreement and the Debentures.

        LOAN DOCUMENTS: All of the documents executed by Borrowers in connection with the Loan.

        NEW HAMPSHIRE REAL ESTATE: All land and buildings located in Grafton County, New Hampshire, and all appurtenant rights, owned by St. John's.

        REAL ESTATE: All real estate, including leasehold rights, of the Borrowers included in the Collateral.

        REAL ESTATE LOAN DOCUMENTS: This Agreement and the Loan Documents required to be executed and delivered to Lenders by this Agreement.

        REAL ESTATE SECURITY DOCUMENTS: Those Loan Documents that secure performance of Borrowers' obligations to the Lenders that relate to the Real Estate, as described in this Agreement.

        ST. JOHN'S: St. John's Realty Corporation, a Delaware corporation.

        SECURITIES PURCHASE AGREEMENT: The agreement for the sale of certain debentures of Borrowers to Lenders, of approximately this date, as amended from time to time.

        SECURITIES PURCHASE DOCUMENTS: All of the documents required to be executed and delivered to Lenders by the Securities Purchase Agreement.

        SECURITY DOCUMENTS: Those Loan Documents that secure performance of Borrowers' obligations to the Lenders under the Securities Purchase Agreement and this Agreement.

        SKI AREA: The ski area known as Tenney Mountain Ski Area, located on the New Hampshire Real Estate.

        STOCK ACQUISITION: The acquisition by All American of all of the shares of St. John's.

2. THE LOAN. Lenders will advance funds to Borrowers (subject to the conditions described below), in the initial aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), as evidenced by the Debentures and in accordance with the Securities Purchase Agreement, which incorporates the provisions of this agreement by reference.

3. SECURITY FOR LOAN. In addition to any Security Documents described in the Securities Purchase Agreement, the Loan and the payment and performance of Borrower's obligations under the Debentures and the Securities Purchase Agreement, and all other sums due Lenders under the terms of any of the Loan Documents or this Agreement, are secured by the following Real Estate Security
Documents:

        3.1 MORTGAGE. A first mortgage and security interest in the fixtures on the New Hampshire Real Estate, substantially in the form of Exhibit 3.1.(the "St. John's Mortgage").

        3.2 SECURITY AGREEMENT. Security agreements, granting a security interest in all fixtures and personal property of St. John's, substantially in the form of Exhibit 3.2 (the "St. John's Security Agreement").

        3.3 ASSIGNMENT OF PLANS, PERMITS, AND CONTRACT RIGHTS. A collateral assignment of all Permits, Plans and Specifications, and contract rights held or controlled by the Borrowers in connection with the development of the New Hampshire Real Estate, substantially in the form of Exhibit 3.3 (the "St. John's Assignment").

        3.4 PLEDGE OF SHARES. A pledge by All American of all of the shares of St. John's, substantially in the form of Exhibit 3.4 (the "Stock Pledge Agreement") and all documents required by the Stock Pledge Agreement.

4.      CONDITIONS PRECEDENT TO THE MAKING OF THE LOAN.

        4.1 GENERAL CONDITIONS. The obligation of the Lenders to make the Loan, and to make any disbursements of the Loan, is subject to satisfaction of all conditions in the Securities Purchase Agreement and the Debentures and to each of the following conditions:

                4.1.1 There have been no Events of Default or Incipient Default under this Agreement or the Securities Purchase Agreement and the Debentures.

                4.1.2 None of the Borrowers has experienced any material adverse change in its financial condition or in its ability to perform its obligations under this Agreement, the Debentures, the Securities Purchase Agreement, or the Loan Documents.

                4.1.3 Borrowers have executed and delivered to Lenders all of the Loan Documents.

        4.2 REAL ESTATE DOCUMENTS. The Lenders have received each of the following; each is acceptable to the Lenders; and none of them has been amended without the Lenders' consent:

                4.2.1 TAXES. Evidence of payment of property taxes on the New Hampshire Real Estate.

                4.2.2 INSURANCE. Evidence of insurance for such insurance as Lenders may require, as further described in section 7.1.

                4.2.3 TITLE INSURANCE. Commitments for Lenders' title insurance policies on the New Hampshire Real Estate in a form and with endorsements approved by Lenders without any exceptions not approved by the Lenders' attorneys, insuring the Lenders in the amount of the St. John's Mortgage.

                4.2.4 MECHANIC'S LIENS. Mechanic's lien waivers or the subordination of such liens to the lien of the Lenders submitted by all parties who have the right to claim such a lien on the New Hampshire Real Estate, or Borrower's affidavit that no labor has been performed or materials furnished and no contracts to perform labor or furnish materials have been entered into in connection with the New Hampshire Real Estate, within one hundred twenty (120) days prior to this Agreement, except as disclosed in writing to and approved by Lenders.

                4.2.5 CONTRACTS AND FRANCHISE AGREEMENTS. Copies of all Contracts and Franchise Agreements for the New Hampshire Real Estate, including operation of the Ski Area.

                4.2.6 PERMITS. Copies of all permits and appraisals from all municipal, state and federal authorities issued for the development and operation of the New Hampshire Real Estate, including the Ski Area.

        4.3. ENTITY EXISTENCE AND AUTHORIZATIONS. The Lenders have received the following evidence of Borrowers' authorization and existence:

                4.3.1   FOR ALL AMERICAN:

                        4.3.1.1 Certificate of Existence;

                        4.3.1.2 Certificates of Corporate Vote authorizing the execution and performance of the Loan Documents;

                        4.3.1.3 Certificates of Incumbency; and

                        4.3.1.4 Certified copies of the Articles of Incorporation and Bylaws.

                4.3.2   FOR ST. JOHN'S:

                        4.3.2.1 Certificate of Existence;

                        4.3.2.2 Certificates of Corporate Vote authorizing the execution and performance of the Loan Documents;

                        4.3.2.3 Certificates of Incumbency;

                        4.3.2.4 Certified copies of the Articles of Incorporation and Bylaws; and

                        4.3.2.5 Certificate of Registration to Conduct Business in New Hampshire.

        4.5 APPRAISAL. An appraisal by an appraisal firm satisfactory to Lender disclosing a fair market value of the New Hampshire Real Estate, including the Ski Area (the "Appraisal"), at least equal to one hundred twenty percent (120%) of the amount of the Loan (the "Loan to Value Ratio").

        4.6 OTHER. Such other documents and schedules relating to the New Hampshire Real Estate, the Ski Area, and the Borrowers as the Lenders may request.

        4.7 ADDITIONAL COLLATERAL. If the Appraisal does not show the required Loan to Value Ratio, the Borrowers shall provide additional collateral acceptable to Lenders (the "Additional Collateral"), which may include a collateral assignment of a leasehold interest by All American of property located in Breezewood, Pennsylvania (the "Pennsylvania Real Estate") by execution and recording of a collateral assignment of lease reasonably satisfactory to Lenders (the Pennsylvania Lease Assignment"). If the Appraisal is not completed prior to the advance of the Loan Funds, Lenders shall not be deemed to have waived this provision, and may require the Additional Collateral as a condition subsequent to the Loan.

5.      REPRESENTATIONS AND WARRANTIES.

        In order to induce the Lenders to make the Loan, the Borrowers makes the following representations, warranties and promises:

        5.1 FINANCIAL CONDITION. Subject to any limitations stated therein, all financial data and all other documents which have been or will be furnished to the Lenders to induce it to enter into this Agreement do, or will, fairly represent the financial condition of the Borrowers and are, or will be, accurate, true and complete in all material respects.

        5.2 FINANCIAL STATEMENTS. The financial statements have been and will be prepared in accordance with generally accepted accounting principles, consistently applied and fairly and completely set forth the financial position of Borrowers, as applicable, as of their date. Except as previously disclosed in writing to the Lenders, since the date of the financial statements, there has been no significant assignment of assets or material adverse change or threatened change in the financial condition, operation or business prospects of the Borrowers.

        5.3     ENTITY STATUS.

                5.3.1 ALL AMERICAN. All American is a Pennsylvania corporation duly organized and existing in good standing under the laws of Pennsylvania, has complied with all laws and regulations and has obtained all permits and approvals from all federal, state and municipal authorities necessary to conduct its current business.

                5.3.2 ST. JOHN'S. St. John's is a Delaware corporation duly organized and existing in good standing under the laws of the State of Delaware and registered to conduct business in New Hampshire, has complied with all laws and regulations and has obtained all permits and approvals from all federal, state and municipal authorities necessary to conduct its current business, including the development and operation of the Ski Area.

        5.4 OWNERSHIP OF MEMBERSHIP INTERESTS. Upon completion of the Stock Acquisition, All American shall own all of the shares of stock issued by St. John's, and no other person shall have any legal or beneficial interest in those interests.

        5.5 PENDING LITIGATION. There is not now pending or threatened against any of the Borrowers any litigation or any proceedings before any court or administrative agency, the outcome of which might adversely affect the financial condition of the Borrowers or the Collateral or their ability to perform their obligations under this Agreement, the Securities Purchase Agreement, or the Debentures.

        5.6 APPROVALS. No approval of any person, corporation, or other entity is a prerequisite to the execution and delivery of any of the Loan Documents submitted to the Lenders in connection with the Loan, or to ensure their validity or enforceability.

        5.7 DUE EXECUTION. The execution, delivery and performance of the Loan Documents are within the power of Borrowers, have been duly authorized, are not in contravention of law or any agreement or undertaking to which any of the Borrowers is a party or by which it is bound, and when executed will constitute the valid and binding obligations of Borrowers, and will be enforceable according to their terms.

        5.8 TITLE. St. John's holds good and marketable title to the New Hampshire Real Estate, free and clear of all mortgages, liens, and encumbrances, except those matters listed on Schedule 5.8. The St. John's Mortgage, when duly recorded in the Grafton County Registry of Deeds, shall grant a first mortgage to the New Hampshire Real Estate.

        5.9 COMPLIANCE WITH LAWS. The New Hampshire Real Estate is and will be in compliance with all federal, state, and local laws, including, without limitation, all zoning and land-use restrictions and all laws relating to use, storage, and disposal of Hazardous Materials.

        5.10 TRADE NAMES. No Borrower has used any trade names or other entities in connection with its ownership of its Real Estate within the past five years, except as set forth on Schedule 5.10.

6. USE OF FUNDS. The funds advanced by the Lenders shall be used by Borrowers for the Stock Purchase, and for such other uses as set forth in the Use of Funds Schedule attached as Schedule 6.

7.      COVENANTS OF BORROWERS.

        7.1     INSURANCE.

                7.1.1 St. John's shall maintain insurance in full force and effect and will deposit certificates with the Lenders for the following:

                        7.1.1.1 Commercial general liability insurance, including limited contractual liability and coverage limits of not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) in the aggregate;

                        7.1.1.2 Fire and broad form coverage insurance;

                        7.1.1.3 Business interruption insurance;

                        7.1.1.4 All insurance required by any documents or agreements related to the operation or development of any of the Real Estate and by any other Loan Documents.

                        All required insurance policies shall be issued by companies satisfactory to Lenders; be in an amount sufficient to protect Lenders' interest; shall show the Borrowers and Lenders as insured, as their interest may appear, or, where appropriate, show Lenders as Mortgagee, an additional named insured and lender loss-payee; be evidenced by duplicate original policies or ACORD 28 forms; and shall require thirty (30) days' prior written notice to Lenders of any intended cancellation.

                7.1.2 In the event Borrowers fail to provide insurance as provided above, the Lenders may at its option provide such insurance and charge the amount to the Borrowers' account; such action by the Lenders shall not constitute a waiver of the Lenders' right to claim a default.

        7.2 ADDITIONAL LIENS. Borrowers shall not create, assume, incur, or allow to be created, assumed or incurred, any mortgage, lien, attachment or security interest or other encumbrance of any kind in respect to any of the Real Estate during the existence of the Loan, without Lenders' prior written approval. Any such encumbrance shall be discharged or released within thirty (30) days, or within such longer term as is reasonably required, provided that Borrower (a) contests the encumbrance in good faith, (b) is taking all steps reasonably necessary to contest the encumbrance, and (c) maintains adequate reserves or insurance to discharge the encumbrance if its challenge is unsuccessful.

        7.3 ACTIONS AGAINST BORROWERS. Borrowers shall notify the Lenders in writing as soon as any one of them has knowledge of any pending or threatened actions, suits, or proceedings at law, in equity, or before any governmental authority, against or affecting any of the Borrowers or the Real Estate, or any business activities conducted or planned to be conducted by any of the Borrowers, or involving the validity or enforceability of the Loan Documents or the priority of the liens created by any of the Loan Documents.

        7.4 TAX RECEIPT. The Borrowers shall, within thirty (30) days from the date any taxes or any assessment on any of the Real Estate must be paid without incurring a penalty, furnish to the Lenders a receipted tax or assessment bill. All taxes and assessments on the Real Estate shall be paid on or before the due date.

        7.5 TAX ESCROW. For the purpose of providing regularly for the prompt payment of all taxes levied or assessed against the Property, in the event any Borrower fails to pay any taxes when due, Lenders may require the Borrower to deposit with the Lenders, on the dates installments under the Note are payable, an amount equal to an estimate of such taxes divided by the number of months to elapse prior to the date when such taxes will become due and payable. The monies thus deposited with the Lenders shall earn such interest as is required by law, and are to be held by the Lenders as escrowee and disbursed by it in payment of such taxes as and when due, upon Borrower's timely submission of a tax bill.

        7.6 ADDITIONAL DOCUMENTS. The Borrowers shall execute any and all documents required by the Lenders to confirm the priority of Lenders' interest in the Collateral.

        7.7 FINANCIAL STATEMENTS AND RECORDS. In addition to such other financial information as the Lenders may request, each of the Borrowers shall provide the following to Lenders:

                7.7.1 TAX RETURNS. Borrowers shall provide the Lenders with copies of all federal tax returns within one hundred twenty (120) days after the close of its fiscal year.

                7.7.2 FINANCIAL RECORDS. Each of the Borrowers shall, during the term of the Loan, keep accurate and complete records of its financial condition and records of the operation of the Real Estate owned by it, including the Ski Area, which records shall be located at the Borrower's place of business as listed in this agreement. Lenders and its agents shall have the right, upon reasonable notice to Borrowers, to inspect, audit, check and make extracts from any copies of such records relating to the Real Estate or to the general financial condition of Borrower, and the Borrower shall provide copies of any such records as Lenders may request.

        7.8 EXPENSES AND FEES. In addition to all other amounts due under this Agreement, the Loan Documents, and the Securities Purchase Agreement, Borrowers shall pay, when specified below or upon demand, all costs and expenses of:

                7.8.1 Preparing the Loan Documents by Lenders and Lenders' attorneys, and all filing and recording fees;

                7.8.2 Preserving and inspecting the Real Estate; inspecting and auditing the financial records of Borrower; collecting all amounts due Lenders under this Agreement, the Debentures, the

Securities Purchase Agreement, or the Loan Documents, including, without limitation, filing fees and attorneys' fees; and exercising any of its other rights and remedies under this Agreement;

                7.8.3 Any appraisals, environmental site assessments, and other site tests or investigations required or permitted by this Agreement;

                7.8.4 The title search and title insurance policies required by this Agreement.

        7.9 REPAIRS. Each Borrower will maintain the Real Estate owned by it in good repair, working order, and condition, and will make all needed and proper repairs, renewals, and replacements, and shall take all actions necessary to comply with and maintain in good standing any permits and approvals granted for the development and operation of the Real Estate, including the Ski Area.

        7.10 TRANSFER OF INTEREST IN THE REAL ESTATE. Borrowers shall not sell, assign, or lease any interest in the Real Estate.

        7.11 EXTRAORDINARY ENTITY ACTIONS. Except with the prior written consent of Lenders, each of the Borrowers shall not:

                7.11.1 Merge or consolidate or be merged or consolidated with or into any other entity, or allow any change in ownership or control of the Borrower.

                7.11.2 Sell or dispose of any of its assets except in the ordinary and usual course of business.

                7.11.3 Engage in any business other than the business in which it is currently engaged or a business reasonably related to it.

                7.11.4 Amend any of its articles of incorporation, bylaws, certificates of formation, and operating agreements, or any other entity formation and governance documents.

                7.11.5 Issue any shares or membership interests, unless pledged to Lenders.

        7.12 COVENANTS FOR ADDITIONAL COLLATERAL. Upon Borrowers' granting any Additional Collateral, the covenants relating to the Collateral granted as of the inception of the Loan, including the New Hampshire Real Estate, shall apply to the Additional Collateral. Any covenants relating to ownership of New Hampshire Real Estate shall apply to Borrowers' leasehold interest in the Pennsylvania Real Estate, subject to any fee interest of the owner thereof and encumbrances reasonably acceptable to Lenders in the Pennsylvania Real Estate.

8.      EVENTS OF DEFAULT AND REMEDIES.

        8.1 EVENTS OF DEFAULT. Borrowers shall be in default under this Agreement upon the occurrence of any one or more of the following events:

                8.1.1 Any Borrower fails to make any payment due on the Debentures, this Agreement, or any of the Loan Documents, as due and prior to the expiration of any applicable grace period.

                8.1.2 Any Borrower fail to comply with any of the other covenants or provisions of this Agreement, and fails to cure the default within fifteen (15) days of Lenders' written notice of default, or within such longer time as is reasonably necessary to cure any default that cannot be cured within fifteen (15) days, provided Borrowers act diligently to cure the default and the interests of Lenders are not prejudiced by the delay, except for lapse of Borrowers' insurance under section 7.1, or of the Debentures, the Securities Purchase Agreement, the Loan Documents, or any other document delivered in connection with the Loan, and the lapse of any applicable grace periods.

                8.1.3 Any representation or warranty made in this Agreement, or any Loan Documents, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the Loan is false or misleading in any material respect.

                8.1.4 A receiver or trustee of the property of any of the Borrowers is appointed, or a Borrower files or have filed against it a petition under any of the provisions of the bankruptcy law or any similar law, state or federal, that is not dismissed or discharged within sixty (60) days, or makes an assignment for the benefit of creditors.

                8.1.5 Any Real Estate is found to contain Hazardous Waste, or a lien under RSA 147-B:10-b, is placed on any of the Real Estate, unless Borrowers provide evidence acceptable to Lenders of their ability to remediate or remove the Hazardous Waste and Borrowers diligently undertake and complete within a reasonable time removal or remediation of the Hazardous Waste in accordance with the requirements of the New Hampshire Department of Environmental Services, and the Environmental Protection Agency.

                8.1.6 Any of the Real Estate is materially injured or destroyed by fire or other casualty, and Lenders reasonably determines that the available insurance proceeds are not sufficient to restore the Real Estate to its original condition, or the Real Estate or any material portion of the Real Estate is taken by eminent domain and the Real Estate cannot be used by Borrower for its original purpose.

        8.2 LENDERS' RIGHTS ON DEFAULT. Upon the occurrence of any one or more of the Events of Default, and at any time thereafter:

                8.2.1 ACCELERATION OF DEBT. Any and all indebtedness of the Borrowers to the Lenders shall, at the Lenders' option, become immediately due and payable, without presentment, demand, protest or notice of any kind, all of such being hereby expressly waived by the Borrowers.

                8.2.2 OTHER REMEDIES. The Lenders may pursue any and all other remedies granted it under this Agreement, the Securities Purchase Agreement, and the other Loan Documents, including without limitation the right to occupy and operate the Real Estate, to collect the proceeds therefrom, and to pay expenses of maintenance and operation of the Real Estate. All payments made or liabilities incurred by Lenders hereunder of any kind shall be secured by the Security Documents, shall be paid by Borrower to Lenders on demand, and shall bear interest at the highest rate stipulated in the Note until the date of repayment.

        8.3 INSURANCE AND CONDEMNATION PROCEDURE. If one of the events set forth in subsection 8.1.6 occurs, the insurance proceeds or condemnation award, as the case may be, shall be paid to the Lenders alone, to be applied in the Lenders' discretion, and in such order as the Lenders may determine in accordance with the Mortgages. The Lenders are authorized, without the consent of the Borrowers, to adjust and compromise any such loss or condemnation award, collect and receipt for any such proceeds or awards and endorse the Borrowers' name on any check or draft in payment thereof.

        8.4 PROJECT COMPLETION. The Lenders may enter upon any of the Real Estate and construct, equip, and complete the Improvements, with such changes therein as the Lenders may, from time to time, and in their sole discretion, deem appropriate. The Lenders may assume any construction contract made by the Borrowers in any way relating to the Improvements and take over and use all or any part or parts of the labor, materials, supplies and equipment contracted for by the Borrowers, whether or not previously incorporated into the Improvements, all in the sole and absolute discretion of the Lenders. In connection with any construction of the Improvements undertaken by the Lenders pursuant to the provisions of this section, the Lenders may engage builders, contractors, architects and engineers and others for the purpose of furnishing labor, materials and equipment in connection with the Improvements; pay, settle or compromise all bills or claims that may become liens against the Improvements or that have been or will be incurred in any manner in connection with the construction, equipping and completion of the Improvements; and take such other action hereunder, or refrain from acting hereunder, as the Lenders may, in its sole and absolute discretion, from time to time determine to carry out the intent of this section. The Borrowers shall be liable to the Lenders for all costs paid or incurred by Lenders for the construction, completion, and equipping of the Improvements. All payments made or liabilities incurred by the Lenders hereunder of any kind whatsoever shall be secured by the Security Documents; shall bear interest at the annual interest rate specified in the Debentures; and shall be paid by the Borrowers to the Lenders on demand. In the event the Lenders takes possession of any of the Real Estate and assumes control of the construction of the Improvements, it shall not be obligated to continue such construction longer than it shall see fit and may thereafter at any time change any course of action undertaken by it or abandon such construction and decline to make further payments for the account of the Borrowers, whether or not the Improvements have been completed.

        8.5 POWER OF ATTORNEY. For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by Section 8 in the event of a default, the Borrowers hereby irrevocably constitutes and appoints the Lenders their true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in Section 8 in the name and on behalf of the Borrowers. The power vested in the attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

        8.6 REMEDIES NOT EXCLUSIVE. The Lenders' rights and remedies under this Agreement are cumulative. The Lenders' failure to exercise any remedy shall not constitute a waiver of its other remedies hereunder or a waiver of the default or any subsequent event of default.

9.      GENERAL CONDITIONS.

        9.1 INSPECTION. The Lenders shall have the right to inspect the Real Estate at all reasonable times. All inspections made by the Lenders or its agents are made solely to ascertain the condition of the Real Estate for the benefit of the Lenders, and the Borrowers agree that the Lenders does not thereby assume additional responsibilities, and agrees that it will indemnify and hold the Lenders harmless from any liability asserted by reason of such inspections.

        9.2 NOTICES. Except as expressly provided, all required notices between the Borrowers and the Lenders or to any of the following shall be in writing and shall be deemed to have been properly given when sent by certified or registered mail, return receipt requested, postage prepaid, or by Federal Express or other reputable courier service providing receipted delivery, addressed as set forth in the Security Purchase Documents and to the following:

                (1)     If to Lenders:

                        Robert F. Charron
                        Feldman Weinstein LLP
                        The Graybar Building
                        420 Lexington Avenue
                        New York, NY  10170-0002
                        Tel:  212-931-8704
                        Fax:  212-401-4741

                        and

                        James F. Raymond
                        Upton & Hatfield, LLP
                        10 Centre Street
                        P.O. Box 1090
                        Concord, NH  03302-1090
                        Tel:  603-224-7791
                        Fax:  603-224-0320

                (2)     If to Borrowers:

                        Jonathan Austern
                        Austern & Austern, P.C.
                        P.O. Box 558
                        2 Taconic Court
                        Wading River, NY  11792
                        Tel:  631-929-4541
                        Fax:  631-929-4543

        9.3 WAIVER. The waiver of any of the terms and conditions of this Agreement shall not be deemed to constitute a subsequent waiver of the same or any other terms or condition.

        9.4 COMPLETE AGREEMENT. This Agreement, together with the Loan Documents, the Securities Purchase Agreement, and the Securities Purchase Documents, constitute the complete understanding between the parties and may not be changed except by an agreement in writing signed by the parties.

        9.5 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the Governing Law for the Securities Purchase Agreement, except that any rights and remedies as to the New Hampshire Real Estate granted by this Agreement and the Loan Documents shall be construed with and in accordance with the laws of the State of New Hampshire.

        9.6 WAIVER OF JURY TRIAL. The parties waive and elect not to assert their right to trial by jury on any issues triable by a jury on any issue triable by a jury arising under this Agreement or any of the Loan Documents.

        9.7 ASSURANCE OF EXECUTION AND DELIVERY OF ADDITIONAL INSTRUMENTS. The Borrowers agree to execute and deliver, or to cause to be executed and delivered, to the Lenders all such further instruments, and to do or cause to be done all such further acts and things, as the Lenders may reasonably request to achieve the purposes of this Agreement and the Loan Documents.

        9.8 AGENT FOR LENDERS. By separate agreement, the Lenders may appoint an agent to hold any Collateral and to exercise any of the remedies of Lenders under this Agreement or any of the Loan Documents. Any reference to Lenders in this Agreement shall be deemed to refer to the Agent acting in that capacity in the Loan Documents, and any reference to "Lender" in the Loan Documents shall include the Lenders as their interests may be defined in the agency agreement with the Agent.

        9.9 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement, and all of the Loan Documents, may be executed in any number of counterparts, with the same effect as if all of the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original document. Facsimile or electronic signatures of the Lenders shall be accepted as originals.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

                                            All American Plazas, Inc.


                                            By: ________________________________
                                                  Frank Nocito,
                                                  Executive Vice President


                                            St. John's Realty Corporation


                                            By: ________________________________
                                                  Frank Nocito, President

                                            Lilac Ventures Master Fund Ltd.

                                            By: ________________________________

                                            print name:
                                            title:


                                            Smithfield Fiduciary LLC


                                            By: ________________________________

                                            print name:
                                            title:


                                            Crestview Capital Master, LLC


                                            By: ________________________________

                                            print name:
                                            title:


                                            Iroquois Master Fund Ltd.


                                            By: ________________________________

                                            print name:
                                            title:


                                            Cranshire Capital, L.P.


                                            By: ________________________________

                                            print name:
                                            title: